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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         October 18, 2004
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                            Park National Corporation
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             (Exact name of registrant as specified in its charter)

           Ohio                           1-13006                31-1179518
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)        Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio               43058-3500
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    (Address of principal executive offices)                     (Zip Code)

                                 (740) 349-8451
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

         On October 18, 2004, Park National Corporation issued a news release announcing earnings for the three and nine months ended September 30, 2004. A copy of this news release is included as Exhibit 99.1 and incorporated by reference.

         The information in this Current Report on Form 8-K, including Exhibit
99.1 included herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Section 9 - Financial Statements and Exhibits.

Item 9.01 - Financial Statements and Exhibits.

        (a)      Not applicable

        (b)      Not applicable

        (c) Exhibits. The following exhibit is being filed with this Current Report on Form 8-K:


                 Exhibit No.      Description
                 -----------      -----------
                    99.1          News Release issued by Park National
                                  Corporation on October18, 2004.


                  [Remainder of page intentionally left blank;
                         signature on following page.]




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PARK NATIONAL CORPORATION


Dated: October 18, 2004                        By: /s/ John W. Kozak
                                                   ------------------------
                                                   John W. Kozak
                                                   Chief Financial Officer




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated October 18, 2004


                            Park National Corporation

Exhibit No.               Description
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  99.1                    News Release issued by Park National Corporation on
                          October 18, 2004



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